                                 Exhibit 10.1

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HEADLANDS                             SERVICING CERTIFICATE
MORTGAGE
====================================================================================================================================


Revolving Home        LIBOR:                               5.0000     Current Collection                 1-1-99 thru 1-31-99
Equity Loan                                                   0%      Period:
Asset-Backed          Margin:                              0.2000     S&S Agreement Date:                      3/1/98
Certificates                                                  0%
Series 1998-1         Class A  Certificate Rate:           5.2000     Original Closing Date:                  3/25/98
                                                              0%
                      Class S  Certificate Rate:           1.2500     Distribution Date:                      2/16/99
                                                              0%
                      Interest Period 1/15/99 thru            32      Record Date:                            2/15/99
                      02/15/99:
                      Weighted Average Loan                10.615     Pool Factor:                          98.9703368%
                      Rate:                                  59%
                      Weighted Average Net Loan            9.9380     Investor Floating                      98.00740%
                      Rate:                                   9%      Allocation %:IFAP
                                                                      Investor Fixed                         98.00000%
                                                                      Allocation  %:
                      Maximum Rate:                        9.9380     Beginning Transferor                    2.00000%
                                                              9%      Interest
                      Servicing Fee Rate:                  0.5000     Spread Account Maximum 3%:            5,864,838.60
                                                              0%
                      Premium Fee Rate:                    0.1700     Required                              1,466,209.65
                                                              0%      Overcollaterialization
                                                                      Amt:
                      Trustee Fee                          0.0075     Certificateholders                    3,910,620.04
                                                              0%      SUbordinated Amt
====================================================================================================================================

BALANCES
            Beginning Pool Balance                                                                                    195,478,088.66
            Beginning Invested Amount                                                                                 191,584,000.00
            Beginning Certificateholders Subordinated Principal Balance                                                 5,883,290.08
            Beginning Class A Certificate Balance -- CUSIP                                                            189,611,329.96
            Beginning Class S Certificate Balance (Notional Amount) -- CUSIP                                          189,611,329.96
            Overcollateralization Amount                                                                                1,466,209.65
            Overcollateralization Loan Amount                                                                                   0.00

            Ending Pool Balance                                                                                       186,887,309.27
            Ending Invested Amount                                                                                    191,584,000.00
            Ending Certificateholders Subordinated Principal Balance                                                    5,867,791.00
            Certificateholders Subordinated Balance (TSA)                                                               3,910,620.04
            Ending Class A Certificate Balance -- CUSIP                                                               189,611,329.96
            Ending Class S Certificate Balance (Notional Amount) -- CUSIP                                             189,611,329.96

            Additional Balances                                                                                         3,025,395.85

            Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                   0
            Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                0.00
            Cumulative Number of all Retransferred Mortgage Loans (From Previous                                                   0
            Distributions)
            Cumulative Retransferred Mortgage Loan Trust Balances (From Previous                                                0.00
            Distributions)
            Number of all Subsequent Mortgage Loans (Current Date)                                                                83
            Subsequent Mortgage Loan Asset Balance (Current Date)                                                       8,511,236.77
            Cumulative Number of  all Subsequent Mortgage Loans                                                                 2287
            Cumulative Subsequent Mortgage Loan Asset Balance                                                          90,101,498.18

            Beginning Loan Count                                                                                               5,248
            Ending Loan Count                                                                                                  5,054

COLLECTION AMOUNTS
1           Aggregate of All Mortgage Collections (Gross)                                                              13,113,166.46
2           Total Mortgage Interest Collections (Gross)                                                                 1,576,461.97
            Servicing Fees (current collection period)                                                                     81,449.20
            Deferred Interest Transfer (DI)                                                                                     0.00
   3a          Mortgage Principal Collections                                                                          11,536,704.49
   3b          Insurance Proceeds                                                                                               0.00
   3c          Net Liquidation Proceeds                                                                                         0.00

3           Total Mortgage Principal Collections                                                                       11,536,704.49
            Aggregate of Transfer Deposits                                                                                      0.00
            Investor Loss Amount                                                                                           79,470.75
            Aggregate Investor Loss Reduction                                                                              94,969.83
            Amount

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
            Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                                  1,465,223.11
            Investor Principal Collections (zero available until end of funding period)                                         0.00
            Transferor Interest Collections                                                                                29,789.65
            Transferor Principal Collections                                                                                    0.00

DISTRIBUTION AMOUNTS
            Class A Certificate Interest 5.01 (i)                                                                         876,425.70
            Unpaid Class A Certificate Interest Shortfall (current cycle) 5.01(i)                                               0.00
            Class S Certificate Interest 5.01 (ii)                                                                        210,679.26
            Unpaid Class S Certificate Interest Shortfall (current cycle) 5.01 (ii)                                             0.00
            Investor Loss Amount 5.01(iii)                                                                                 79,470.75
            Previous Investor Loss Amount 5.01(iv)                                                                              0.00
            Monthly Insurance Premium 5.01(v)                                                                              28,652.38
            Credit Enhancer Reimbursement 5.01(vi)                                                                              0.00
            Accelerated Principal Distribution Amount 5.01(vii)                                                                 0.00
            Spread Account Deposit 5.01(viii)                                                                                   0.00
            Trustee Fee 5.01 (ix)                                                                                           1,221.74
            Payment to Servicer per Section 7.03 5.01 (x)                                                                       0.00
            Deferred Interest 5.01 (xi)                                                                                         0.00
            Remaining Amount to Transferor 5.01 (xii)                                                                     268,773.29
            Total Certificate Distribution Allocable to Interest                                                        1,465,223.12

            Maximum Principal Payment                                                                                  11,305,970.40
            Alternative Principal Payment                                                                               8,511,308.64
            Guaranteed Principal Distribution Amount (afterTSA= zero)                                                           0.00
            Scheduled Principal Collection Payment (Lesser of Max Prin and Alter Prin)                                          0.00
            Accelerated Principal Distribution Amount 5.01(vii) / Investor Loss Amount                                          0.00
            Total Certificate Distribution Allocable to Principal                                                               0.00

            Transferor Interest Collections                                                                                29,789.65
            Transferor Interest Collections 5.01 (xii)                                                                    268,773.29
            Transferor Principal Collections                                                                                    0.00
            Transferor Distribution Amount                                                                                298,562.94

               LOSSES/RETRANSFERS
            Unpaid Class A Certificate Interest Shortfall Due (From Previous                                                    0.00
            Distributions)
            Unpaid Class S Certificate Interest Shortfall Due (From Previous                                                    0.00
            Distributions)
            Interest Earned on Shortfall @ applicable Certificate Rate                                                          0.00
            Investor Loss Reduction Amount (From Previous Distributions)                                                        0.00

DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A $1,000 DENOMINATION)
            Total Class A Certificate Distribution Amount Allocable to Interest                                            4.5746289
            Total Class S Certificate Distribution Amount Allocable to Interest                                            1.0996704
            Unpaid Certificate Interest Shortfall Included in Current Distribution                                         0.0000000
            Unpaid Certificate Interest Shortfall Remaining after Current Distribution                                     0.0000000
            (Carryover)

            Total Class A Certificate Distribution Amount Allocable to Principal                                           0.0000000
            Scheduled Principal Collections Payment                                                                        0.0000000
            Accelerated Principal Distribution Amount                                                                      0.0000000

            Reimbursed Investor Loss Reduction Amounts Included in Current                                                 0.0000000
            Distribution
            Investor Loss Reduction Amounts after Current Distribution (carryover)                                         0.0000000

            Total Amount Distributed to Class A Certificateholder                                                          4.5746289
            Total Amount Distributed to Class S Certificateholder                                                          1.0996704
            Total Amount Distributed to Certificateholders                                                                 5.6742993

            Credit Enhancement Draw Amount                                                                                      0.00

DELINQUENCIES/FORECLOSURES
            Number of Mortgages 30 to 59 Days Delinquent                                                                          73
            Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                          2,989,455.24
            Number of Mortgages 60 to 89 Days Delinquent                                                                          12
            Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                            416,268.12
            Number of Mortgages 90 to 179 Days Delinquent                                                                          8
            Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                           264,301.97
            Number of Mortgages 180 or more Days Delinquent                                                                        1
            Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                          29,124.90
            Number of Mortgage Loans in Foreclosure                                                                                8
            Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                 448,914.63

            Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                      56,811.70
            Aggregate Trust Balances of any Liquidated Loans in the Current Month                                               0.00


====================================================================================================================================

            Prior Month Ending Balance after Purchase of Subsequent Loans:                                                  1,032.30
            Current Funding Account Deposits:                                                                           8,511,308.64
            Withdrawal for Subsequent Loan                                                                                      0.00
            Purchase:
            Funding Account Ending Balance:                                                                             8,512,340.94
            Funding Account Earnings:                                                                                     332,644.31


            Beginning Spread Account Principal Balance: (total cash available to Ambac)                                   892,917.19
            Spread Account Deposit (this distribution):                                                                         0.00
            Spread Account Withdrawal (this distribution):                                                               (46,378.63)
            Ending Spread Account Principal Balance: (total cash available to Ambac)                                      846,538.56


            Total Spread Account:                                                                                       6,223,368.25
            Net Excess Spread:                                                                                                2.760%
                                                                                                                        6,223,368.25

            Capitalized Interest Account Activity:                                                                              0.00
            Capitalized Interest Account Ending Balance:                                                                           0

            OFFICER'S CERTIFICATE
            All Computations reflected in this
            Servicer Certificate were made
            in conformity with the Sale and Servicing
            Agreement.

            The Attached Servicing Certificate is true and correct in all material respects.

            -----------------------------------------------------------------------

            A Servicing Officer    Debora M. Toso


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HEADLANDS MORTGAGE                           Statement to Noteholders
====================================================================================================================================


Revolving Home Equity        LIBOR:                              5.00000%   Current Collection Period:        1-1-99 thru 1-31-99
Loan
Asset-Backed Certificates    Margin:                             0.20000%   P&S Agreement Date:                      3/1/98

Series 1998-1                Class A  Certificate Rate:          5.20000%   Original Closing Date:                  3/25/98

                             Class S  Certificate Rate:          1.25000%   Distribution Date:                      2/16/99

                             Interest Period 1/15/99 thru              32    Record Date:                           2/15/99
                             02/15/99:
                             Weighted Average Loan Rate:         10.61559   Investor Floating Allocation %:        98.00740%
                                                                     %
                             Weighted Average Net Loan Rate:     9.93809%   Investor Fixed Allocation %:           98.00000%

                             Maximum Rate:                       9.93809%   Pool Factor:                          98.9703368%
====================================================================================================================================


BALANCES

          Beginning Pool Balance                                                                                      195,478,088.66

          Beginning Invested Amount                                                                                   191,584,000.00

          Beginning Class A Note Balance  -- CUSIP 22093AC8                                                           189,611,329.96

          Beginning Class S Note Balance (Notional Amount) -- CUSIP 422093AD6                                         189,611,329.96



          Ending Pool Balance                                                                                         186,887,309.27

          Ending Invested Amount                                                                                      191,584,000.00

          Certificateholders Subordinated Balance (TSA)                                                                 3,910,620.04

          Ending Class A Note Balance -- CUSIP 422093AC8                                                              189,611,329.96

          Ending Class S Note Balance (Notional Amount) -- CUSIP 422093AD6                                            189,611,329.96



          Additional Balances                                                                                           3,025,395.85



          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                     0

          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                  0.00

          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                      0

          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                   0.00

          Number of all Subsequent Mortgage Loans (Current Date)                                                                  83

          Subsequent Mortgage Loan Asset Balance (Current Date)                                                         8,511,236.77

          Cumulative Number of all Subsequent Mortgage Loans                                                                    2287

          Cumulative Subsequent Mortgage Loan Asset Balance                                                            90,101,498.18



          Beginning Loan Count                                                                                                5,248

          Ending Loan Count                                                                                                   5,054


DISTRIBUTION AMOUNTS

          Total Investor Noteholders Distribution Amount                                                                1,087,104.96



          Class A Note Interest                                                                                           876,425.70

          Unpaid Class A Note Interest Shortfall (current cycle)                                                                0.00



          Investor Loss Amount                                                                                                  0.00

          Previous Investor Loss Amount                                                                                         0.00

          Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)                             0.00

          Scheduled Principal Collection Payment                                                                                0.00



          Total Class A Note Distribution--CUSIP                                                                          876,425.70



          Class S Note Interest                                                                                           210,679.26

          Unpaid Class S Note Interest Shortfall (current cycle)                                                                0.00

          Total Class S Note Distribution--CUSIP                                                                          210,679.26



LOSSES/RETRANSFERS

          Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                              0.00

          Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                              0.00

          Interest Earned on Shortfall @ applicable Certificate Rate                                                            0.00

          Investor Loss Reduction Amount (From Previous Distributions)                                                          0.00



DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

          Total Class A Note Distribution Amount llocable to Interest                                                      4.5746289

          Total Class S Note Distribution Amount Allocable to Interest                                                     1.0996704

          Unpaid Noteholders Interest Shortfall Included in Current Distribution                                           0.0000000

          Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)                           0.0000000



          Total Class A Note Distribution Amount Allocable to Principal                                                    0.0000000

          Scheduled Principal Collections Payment                                                                          0.0000000

          Accelerated Principal Distribution Amount                                                                        0.0000000



          Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                      0.0000000

          Investor Loss Reduction Amounts after Current Distribution (carryover)                                           0.0000000



          Total Amount Distributed to Class A Noteholder                                                                   4.5746289

          Total Amount Distributed to Class S Noteholder                                                                   1.0996704

          Total Amount Distributed to Noteholders                                                                          5.6742993



          Credit Enhancement Draw Amount                                                                                        0.00



          Class A Service Fee                                                                                              79,004.72




DELINQUENCIES/FORECLOSURES

          Number of Mortgages 31 to 60 Days Delinquent                                                                            73

          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                            2,989,455.24

          Number of Mortgages 61 to 90 Days Delinquent                                                                            12

          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                              416,268.12

          Number of Mortgages 91 to 180 or more Days Delinqent                                                                     8

          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                     264,301.97

          Number of Mortgages 181 or more Days Delinquent                                                                          1

          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                            29,124.90


          Number of Mortgage Loans in Foreclosure                                                                                  8

          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   448,914.63



          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00

          Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                 0.00



          Class A Rate for next Distribution                       LIBOR     4.93563%                                       5.13563%


====================================================================================================================================

          Spread Account Balance:                                                                                         846,538.56

          Spread Account Transfer to Collection Account:                                                                        0.00

